UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 29, 2005

                                 CIT GROUP INC.
             (Exact name of registrant as specified in its charter)

             Delaware              001-31369            65-1051192
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         (State or other          (Commission          (IRS Employer
         jurisdiction of          File Number)       Identification No.)
         incorporation)

                           1211 Avenue of the Americas
                            New York, New York 10036
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              (Address of registrant's principal executive office)

       Registrant's telephone number, including area code: (212) 536-1211
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                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                                   ----------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                            Section 8 - Other Events

Item 8.01. Other Events.

      On November 14, 2005, C.I.T. Leasing Corporation, a wholly owned subsidiary of CIT Group Inc. doing business as CIT Aerospace, entered into an Aircraft Sale and Purchase Agreement with Delta Airlines, Inc. pursuant to which CIT will acquire 10 new single aisle, 737-800 aircraft from Delta immediately upon delivery of such aircraft by The Boeing Company to Delta. The total value of the aircraft based on current manufacturer's list prices is approximately $600 million. Actual purchase prices at delivery will be lower than the list prices based upon available discount levels, offset by price escalators based on changes in certain specified price indexes, and will be further affected by the aircraft specifications. The actual purchase prices are subject to confidentiality agreements with Delta and Boeing. Deliveries of the Boeing 737-800 aircraft are scheduled for 2007 and 2008.

                  Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

      99.1  Press release issued by CIT Group Inc. on December 6, 2005.

      This document contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this document that are not clearly historical in nature are forward-looking, and the words "anticipate," "believe," "expect," "estimate," "plan," "target," and similar expressions are generally intended to identify forward-looking statements. These forward-looking statements reflect the current views of CIT and its management. All forward-looking statements (including statements regarding future financial and operating results) involve risks, uncertainties, contingencies, and changes in circumstances, many of which are beyond CIT's control, that may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. Factors that could affect actual results and performance include, but are not limited to, potential changes in interest rates, competitive factors and general economic conditions, changes in funding markets, industry cycles and trends, uncertainties associated with risk management, risks associated with residual value of leased equipment, regulatory factors, among others. More detailed information about these factors are described in CIT's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2004 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2005. CIT is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CIT GROUP INC.
                                       --------------
                                       (Registrant)

                                       By: /s/ William J. Taylor
                                           -------------------------------------
                                           William J. Taylor
                                           Executive Vice President & Controller
                                           (Chief Accounting Officer)

Dated: December 8, 2005


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